UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2022

Zoned Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51640	46-5198242
(Commission File Number)	(IRS Employer Identification No.)

8360 E. Raintree Drive, #230 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (877) 360-8839

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Assignment and Assumption Agreement – 23616-23622 Woodward Land Contract

On December 2, 2022, ZP RE MI Woodward, LLC (“ZP Woodward”), an indirect wholly owned subsidiary of Zoned Properties, Inc. (the “Company”), entered into an Assignment and Assumption Agreement (the “Assignment”), effective as of December 2, 2022, by and between FL MI RE 22, LLC (“FL MI”) and ZP Woodward. Pursuant to the terms of the Assignment, FL MI assigned to ZP Woodward its right, title and interest in that certain Land Contract, dated November 30, 2022, by and between The Thomas A. Pearlman Revocable Trust U/A/D 6/13/2005 (“Pearlman”) and FL MI (the “23616-23622 Land Contract”). Pursuant to the terms of the 23616-23622 Land Contract, Pearlman agreed to sell to FL MI certain real property located at 23616 and 23622 Woodward Avenue, Pleasant Ridge, Michigan (“23616-23622 Woodward”) in exchange for the payment by FL MI of $1,900,000, together with interest, as follows:

●	$475,000 as a down payment on execution of the 23616-23622 Land Contract;

●	$1,425,000 plus interest at the rate of 9% until paid, in 60 monthly installments of $12,821, beginning January 1, 2023, until the purchase price and interest are fully paid, provided that such purchase price and all interest will be fully paid on or before December 1, 2028.

There is no prepayment penalty. The 23616-23622 Land Contract contains terms and conditions typically stated in similar land contract or installment sale contracts.

The foregoing description of the Assignment and the 23616-23622 Land Contract is not a complete description of all of the parties’ rights and obligations under the Assignment and the 23616-23622 Land Contract, and is qualified in its entirety by reference to the Assignment and the 23616-23622 Land Contract, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

23634 Woodward Land Contract

On February 24, 2023, ZP Woodward entered into a Land Contract, dated February 24, 2023, by and between Gangnier Investments LLC (the “Gangnier”) and ZP Woodward (the “23634 Land Contract”). Pursuant to the terms of the 23634 Land Contract, Gangnier agreed to sell to ZP Woodward certain real property located at 23634 Woodward Avenue, Pleasant Ridge, Michigan (“23634 Woodward”) in exchange for the payment by ZP Woodward of $550,000, together with interest, as follows:

●	$125,000 as a down payment on execution of the 23634 Land Contract;

●	$430,000 plus interest at the rate of 7% until paid, in 48 monthly installments of $3,865, beginning April 1, 2023, until the purchase price and interest are fully paid, provided that such purchase price and all interest will be fully paid on or before March 31, 2027.

There is no prepayment penalty. The 23634 Land Contract contains terms and conditions typically stated in similar land contract or installment sale contracts.

The foregoing description of the 23634 Land Contract is not a complete description of all of the parties’ rights and obligations under the 23634 Land Contract, and is qualified in its entirety by reference to the 23634 Land Contract, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

The information set forth in Item 2.01 hereof is incorporated herein by reference.

Item 2.01. Completion of Acquisition of Assets.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

As previously disclosed in the Current Report on Form 8-K filed by the Company on December 5, 2022 (the “Prior 8-K”), effective November 29, 2022, ZP Woodward entered into (i) an Exclusive Option Agreement for the Purchase of Real Property (the “Option Agreement”), dated December 1, 2022 between ZP Woodward and FL MI RE 22, LLC (the “Woodward Assignor”), and (ii) a Master Agreement for Purchase and Sale (the “Master Agreement”), dated November 29, 2022 between ZP Woodward, the Woodward Assignor, Ammar Kattoula and Thomas Nafso.

Pursuant to the terms of the Option Agreement and subject to the conditions therein, ZP Woodward was granted the exclusive option (the “Option”) to assume all of the Woodward Assignor’s rights and obligations under certain purchase agreements and other definitive documents as described in the Option Agreement (collectively, “Assigned Rights”), all related to real property located in Pleasant Ridge, Michigan and as more particularly described in the Option Agreement (the “Woodward Property”).

The foregoing description of the Option Agreement and Master Agreement is not a complete description of all of the parties’ rights and obligations under the Option Agreement and Master Agreement, and is qualified in its entirety by reference to the Option Agreement and Master Agreement, copies of which were filed as exhibits to the Prior 8-K and are incorporated herein by reference.

Following the date of the Prior 8-K, ZP Woodward exercised its rights to acquire an equitable right to 23616-23622 Woodward”), which property is a portion of the Woodward Property, pursuant to, in part, the 23616-23622 Land Contract and the Assignment, for a purchase price of $2,292,549; comprised of $400,395 cash, $467,154 in deposits and assignment fees, and the 23616-23622 Land Contract with a principal balance of $1,425,000. Simultaneously, the Company paid $590,000 cash as a refund of existing deposits and assignment fees for the parking lots to the Woodward Assignor in consideration of the remaining Assigned Rights, which principally included the rights to acquire two adjacent properties located at 23634 and 23600 Woodward Avenue, Pleasant Ridge, Michigan.

On February 24, 2023, ZP Woodward acquired an equitable interest in 23634 Woodward Avenue, Pleasant Ridge, Michigan (“23634 Woodward”) pursuant to the 23634 Land Contract.

On February 27, 2023, ZP Woodward acquired a fee interest in 23600 Woodward Avenue, Pleasant Ridge, Michigan for the purchase price of $1,253,070, comprised of $903,070 cash and $350,000 of previously paid deposits and assignment fees and, as of such date, ZP Woodward has acquired the property interests in the Woodward Property contemplated in the Option Agreement and Master Agreement.

Item 7.01. Regulation FD Disclosure.

On March 2, 2023, the Company issued a press release announcing that it has acquired the Woodward Property.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Assignment and Assumption Agreement dated as of December 2, 2022, by and between FL MI RE 22, LLC and ZP RE MI Woodward, LLC.
10.2	Land Contract, dated as of November 30, 2022, by and between The Thomas A. Pearlman Revocable Trust U/A/D 6/13/2005 and FL MI RE 22, LLC.
10.3	Land Contract, dated as of February 24, 2023, by and between Gangnier Investments LLC and ZP RE MI Woodward, LLC.
99.1	Press release of the registrant dated March 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONED PROPERTIES, INC.

Dated: March 2, 2023	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer & Chief Financial Officer

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